Exhibit 99.1

Gladstone Capital Corp. Reports Results for the Second Quarter Ended March 31, 2006

     MCLEAN, Va.--(BUSINESS WIRE)--May 3, 2006--Gladstone Capital Corp. (NASDAQ:GLAD):

     -- Net Investment Income was $5.2 million or $0.45 per diluted common share

     -- Net Increase in Net Assets was $5.6 million or $0.48 per diluted common share

     Gladstone Capital Corp. (NASDAQ:GLAD) (the "Company") today announced earnings for the second quarter and six months ended March 31, 2006. All per share references are based on fully diluted weighted average common shares outstanding, unless otherwise noted.
     Net Investment Income for the second quarter ended March 31, 2006 was $5,203,816, or $0.45 per share, as compared to $4,431,258 or $0.38 per share for the second quarter ended March 31, 2005, an increase of 18% per share. Net Investment Income for the six months ended March 31, 2006 was $9,646,230, or $0.83 per share, as compared to $9,108,662 or $0.78 per share for the six months ended March 31, 2005, an increase of 6% per share.
     Net Increase in Net Assets Resulting from Operations for the second quarter ended March 31, 2006 was $5,590,381, or $0.48 per share, as compared to $4,275,378 or $0.37 per share for the same period one year ago, an increase of 30% per share. Net Increase in Net Assets Resulting from Operations for the six months ended March 31, 2006 was $13,823,730, or $1.20 per share, as compared to $9,220,326 or $0.79 per share for the same period one year ago, an increase of 52% per share.
     The Company also recorded net unrealized depreciation on its investments of $15,593 for the second quarter ended March 31, 2006, as compared to net unrealized depreciation of $191,728 for the second quarter ended March 31, 2005. For the six months ended March 31, 2006, the Company recorded net unrealized appreciation on its investments of $4,956,829 as compared to net unrealized appreciation of $90,877 for the six months ended March 31, 2005.
     Total assets were $217,725,319 at March 31, 2006, as compared to $205,793,094 at September 30, 2005. Net asset value was $13.84 per actual common share outstanding, at March 31, 2006, as compared to $13.41 per actual common share outstanding, at September 30, 2005.
     The annualized weighted average yield on the Company's portfolio for the three months ended March 31, 2006 was 12.7% (without giving effect to paid in kind interest) and 12.7% (after giving effect to paid in kind interest) as compared to 11.6% and 13.5%, respectively, for the same quarter one year ago. Beginning April 1, 2006 the Company has no investments with paid in kind interest.
     On October 1, 2005 the Company began recording stock option expense for stock-based awards, in accordance with Statement of Financial Accounting Standards No. 123R Share-Based Payment. Accordingly, the Company recorded $34,065 in stock option expense for the quarter ended March 31, 2006 and $77,322 for the six months ending March 31, 2006.

     Second quarter highlights:

     --   New investments of approximately $38.5 million;

     -- Principal repayments of $24.8 million, which included scheduled principal repayments;

     --   Success fee of approximately $556,000;

     --   Gain of approximately $378,000 on the sale of a loan investment; and

     --   Prepayment penalties of approximately $14,000.

     At March 31, 2006, the Company had 28 private company investments in debt and equity securities with an aggregate cost balance of $206.0 million and a fair value of $206.5 million.
     "Our strong second quarter earnings results included reporting an 18% increase in net investment income, partially driven by a success fee of nearly $556,000. During the quarter we placed several new loans into the portfolio, although we continue to experience additional loan prepayments," said Chip Stelljes, President and Chief Investment Officer. "We are seeing a steady flow of investment opportunities and expect to post positive results for the second half of 2006."

     Subsequent event highlights:

     --   Purchase of three syndication loans for $10.0 million;

     --   Receipt of three full investment repayments for $24.9 million; and

     -- Declared monthly cash dividends of $0.135 per common share for each of the months of April, May and June 2006.

     Also subsequent to March 31, 2006, the Board of Directors approved an offer to the executive officers and directors of the Company and the employees of the Company's external investment adviser, Gladstone Management Corporation, who hold stock options (the "Optionees"), to amend the terms of all stock options currently outstanding (the "Options") under the Company's Amended and Restated 2001 Equity Incentive Plan, as amended, to accelerate the expiration date of the Options to September 30, 2006. The offer is conditioned upon its acceptance by all of the Optionees, so that if the offer is accepted 100% of the outstanding Options will be amended to expire on September 30, 2006. The offer to amend the Options is currently scheduled to expire at 5:00 p.m., Eastern Time, on May 31, 2006. The Company filed a Schedule TO and related documentation regarding the offer with the Securities and Exchange Commission on April 12, 2006.
     The financial statements below are without footnotes. We have filed a Form 10-Q today for the second quarter ended March 31, 2006 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.SEC.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.
     The Company will hold a conference call Thursday, May 4, 2006 at 9:30 am EDT to discuss second quarter earnings. Please call (877) 407-9205 to enter the conference. An operator will monitor the call and set a queue for the questions.
     The conference call replay will be available approximately two hours after the call and will be available through June 3, 2006. To hear the replay, please dial (877) 660-6853, access playback account 286 and use ID code 199307.
     The live audio broadcast of Gladstone Capital's quarterly conference call will be available online at www.GladstoneCapital.com and www.investorcalendar.com. The event will be archived and available for replay on the Company's website.
     For further information contact our Investor Relations Manager, Kelly Sargent at 703-287-5835.

     This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission ("SEC") on December 13, 2005 and as listed in the Form 10-Q for the quarter ended March 31, 2006, as filed with the SEC today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS & LIABILITIES
(Unaudited)


                                             March 31,   September 30,
                                               2006          2005
                                           ------------- -------------

ASSETS
Investments at fair value (Cost 3/31/2006:
 $206,033,242; 9/30/2005: $205,375,554)    $206,461,282  $200,846,763
Cash and cash equivalents                       311,090       503,776
Interest receivable - investments in debt
 securities                                   1,063,698     1,406,212
Interest receivable - officers                   13,015        27,067
Due from custodian                            9,251,975     2,624,074
Due from Adviser                                320,621             -
Deferred financing fees                          23,536        70,000
Prepaid assets                                  145,036       177,848
Other assets                                    135,066       137,354
                                           ------------- -------------
TOTAL ASSETS                               $217,725,319  $205,793,094
                                           ============= =============

LIABILITIES
Accounts payable                           $      4,589  $     21,893
Interest payable                                278,951       183,707
Fees due to Adviser                             230,182       391,322
Borrowings under lines of credit             60,300,000    53,034,064
Accrued expenses and deferred liabilities       249,286       350,665
Funds held in escrow                            200,800       200,760
                                           ------------- -------------
Total Liabilities                            61,263,808    54,182,411
                                           ------------- -------------
Net Assets                                 $156,461,511  $151,610,683
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value,
 50,000,000 shares authorized and
 11,308,510 and 11,303,510 shares issued
 and outstanding, respectively             $     11,309  $     11,304
Capital in excess of par value              164,774,090   164,610,873
Notes receivable - employees                 (8,722,687)   (8,745,781)
Net unrealized appreciation/(depreciation)
 on investments                                 428,038    (4,528,791)
Unrealized depreciation on derivative          (229,981)     (253,747)
Realized (loss)/gain on sale of
 investments                                   (760,845)       42,250
Distributions less than net investment
 income                                         961,587       474,575
                                           ------------- -------------
Total Net Assets                           $156,461,511  $151,610,683
                                           ============= =============
Net Assets Per Share                       $      13.84  $      13.41
                                           ============= =============



GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                             Three Months Three Months
                                                Ended        Ended
                                               March 31,    March 31,
                                                 2006         2005
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $ 6,875,264  $ 5,198,180
  Interest income - cash and cash
   equivalents                                     4,624        5,130
  Interest income - notes receivable from
   employees                                     107,033      113,599
  Prepayment fees and other income                13,779      569,620
                                             ------------ ------------
          Total investment income              7,000,700    5,886,529
                                             ------------ ------------

EXPENSES
  Loan servicing                                 734,644      585,542
  Management fee                                 352,379      390,007
  Professional fees                              110,887      156,383
  Amortization of deferred financing fees         32,286       91,912
  Interest expense                               948,166      439,521
  Stockholder related costs                      115,864      104,541
  Directors fees                                  30,212       24,000
  Insurance expense                               50,590       43,890
  Stock option compensation                       34,065            -
  General and administrative expenses             60,791       69,475
                                             ------------ ------------
          Expenses before credit from
           Gladstone Management                2,469,884    1,905,271
                                             ------------ ------------
  Credit to management fee for fees collected
   by Gladstone Management                      (673,000)    (450,000)
                                             ------------ ------------
          Total expenses net of credit to
           management fee                      1,796,884    1,455,271
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES      5,203,816    4,431,258
                                             ------------ ------------
  Income tax expense                                   -            -
                                             ------------ ------------
NET INVESTMENT INCOME                          5,203,816    4,431,258
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain on sale of investments           377,500       20,000
  Unrealized appreciation on derivative           24,658       15,848
  Net unrealized depreciation on investments     (15,593)    (191,728)
                                             ------------ ------------
          Net unrealized gain (loss) on
           investments                           386,565     (155,880)

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $ 5,590,381  $ 4,275,378
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                    $      0.49  $      0.38
                                             ============ ============
    Diluted                                  $      0.48  $      0.37
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                     11,308,510   11,288,833
    Diluted                                   11,536,360   11,620,603



GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

                                             Six Months   Six Months
                                                Ended        Ended
                                              March 31,    March 31,
                                                 2006         2005
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $12,722,371  $10,905,523
  Interest income - cash and cash equivalents     13,536       21,470
  Interest income - notes receivable from
   employees                                     214,126      228,317
  Prepayment fees and other income                80,986      809,620
                                             ------------ ------------
          Total investment income             13,031,019   11,964,930
                                             ------------ ------------

EXPENSES
  Loan servicing                               1,450,059    1,116,494
  Management fee                                 621,080      717,309
  Professional fees                              233,353      395,105
  Amortization of deferred financing fees         58,536      183,824
  Interest expense                             1,600,244      611,251
  Stockholder related costs                      244,799      176,310
  Directors fees                                  54,212       51,000
  Insurance expense                              101,367       90,162
  Stock option compensation                       77,322            -
  General and administrative expenses            116,580      112,635
                                             ------------ ------------
          Expenses before credit from
           Gladstone Management                4,557,552    3,454,090
                                             ------------ ------------
  Credit to management fee for fees collected
   by Gladstone Management                    (1,223,000)    (736,500)
                                             ------------ ------------
          Total expenses net of credit to
           management fee                      3,334,552    2,717,590
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES      9,696,467    9,247,340
                                             ------------ ------------
  Income tax expense                              50,237      138,678
                                             ------------ ------------
NET INVESTMENT INCOME                          9,646,230    9,108,662
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized (loss) gain on sale of investments   (803,095)      29,750
  Unrealized appreciation (depreciation) on
   derivative                                     23,766       (8,963)
  Net unrealized appreciation on investments   4,956,829       90,877
                                             ------------ ------------
          Net unrealized gain on investments   4,177,500      111,664

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $13,823,730  $ 9,220,326
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
    Basic                                    $      1.22  $      0.82
                                             ============ ============
    Diluted                                  $      1.20  $      0.79
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
    Basic                                     11,307,510   11,283,671
    Diluted                                   11,555,479   11,614,219



GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)

                                         Three Months Ended March 31,
                                              2006           2005
                                         -------------- --------------
Per Share Data (1)
------------------
Net asset value at beginning of period          $13.74         $13.58
                                         -------------- --------------
Income from investment operations:
  Net investment income (2)                       0.46           0.39
  Realized gain (loss) on sale of
   investments (2)                                0.03              -
  Net unrealized gain (loss) on
   investments (2)                                   -          (0.02)
  Net unrealized gain on derivatives (2)             -              -
                                         -------------- --------------
Total from investment operations                  0.49           0.37
                                         -------------- --------------
Less distributions:
  Distributions from net investment
   income                                        (0.41)         (0.36)
                                         -------------- --------------
Total distributions                              (0.41)         (0.36)
                                         -------------- --------------
Issuance of common stock under stock
 option plan                                         -           0.01
Repayment of principal on notes
 receivable                                          -           0.06
Dilutive effect of share issuance                    -          (0.02)
Effect of antidilution(3)                         0.02              -
                                         -------------- --------------
Net asset value at end of period                $13.84         $13.64
                                         ============== ==============

Per share market value at beginning of
 period                                         $21.38         $23.70
Per share market value at end of period          21.55          21.22
Total return (4)(5)                               2.78%         -9.07%
Shares outstanding at end of period         11,308,510     11,298,510

Ratios/Supplemental Data
------------------------
Net assets at end of period               $156,461,511   $154,141,310
Average net assets                        $154,397,504   $152,288,314
Ratio of expenses to average net assets -
 annualized (6)                                   6.40%          5.00%
Ratio of net expenses to average net
 assets - annualized (7)                          4.66%          3.82%
Ratio of net investment income to average
 net assets - annualized                         13.48%         11.64%


                                          Six Months Ended March 31,
                                              2006           2005
                                         -------------- --------------
Per Share Data (1)
------------------
Net asset value at beginning of period   $       13.41  $       13.50
                                         -------------- --------------
Income from investment operations:
  Net investment income (2)                       0.85           0.81
  Realized (loss) gain on sale of
   investments (2)                               (0.07)             -
  Net unrealized gain on investments (2)          0.44           0.01
  Net unrealized gain (loss) on
   derivatives (2)                                   -              -
                                         -------------- --------------
Total from investment operations                  1.22           0.82
                                         -------------- --------------
Less distributions:
  Distributions from net investment
   income                                        (0.81)         (0.72)
                                         -------------- --------------
Total distributions                              (0.81)         (0.72)
                                         -------------- --------------
Issuance of common stock under stock
 option plan                                      0.01           0.01
Offering costs                                       -          (0.01)
Repayment of principal on notes
 receivable                                          -           0.07
Dilutive effect of share issuance                    -          (0.03)
Effect of antidilution(3)                         0.01              -
                                         -------------- --------------
Net asset value at end of period         $       13.84  $       13.64
                                         ============== ==============

Per share market value at beginning of
 period                                  $       22.55  $       22.71
Per share market value at end of period          21.55          21.22
Total return (4)(5)                              -0.75%         -3.66%
Shares outstanding at end of period         11,308,510     11,298,510

Ratios/Supplemental Data
------------------------
Net assets at end of period               $156,461,511   $154,141,310
Average net assets                        $152,679,547   $151,859,115
Ratio of expenses to average net assets -
 annualized (6)                                   6.04%          4.73%
Ratio of net expenses to average net
 assets - annualized (7)                          4.43%          3.76%
Ratio of net investment income to average
 net assets - annualized                         12.64%         12.00%


(1) Basic per share data.

(2) Based on weighted average basic per share data.

(3) Represents the antidilutive impact of other components in changes in net assets and the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end.

(4) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(5) Amounts were not annualized.

(6) Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and including income tax expense.

(7) Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and including income tax expense.


     CONTACT: Gladstone Capital Corp.
              Kelly Sargent, 703-287-5835